UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2016 (January 11, 2016)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 11, 2016, Alcoa Inc. held its fourth quarter 2015 earnings conference call, broadcast live by webcast. A transcript of the call and a copy of the slides presented during the call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.

The information in this Item 2.02 of Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 7, 2016, Alcoa Inc. (“Alcoa”) announced that it will permanently close the Warrick smelter (capacity of 269,000 metric-tons-per-year) in Evansville, Indiana by the end of the first quarter of 2016. The decision to permanently close the Warrick smelter was based on the existence of challenging global market conditions for primary aluminum and higher operating costs, which made the smelter uncompetitive. Demolition and remediation activities related to this action will begin in 2016 subsequent to the closure and are expected to be completed by the end of 2020. The rolling mill and power plant at the Warrick location will continue normal operations.

As a result of this decision, Alcoa recorded restructuring-related charges of approximately $130 million ($85 million after-tax, or $0.06 per diluted share) in the fourth quarter of 2015. These charges include approximately $50 million for accelerated depreciation of a portion of the remaining book value of all related properties, plants, and equipment (the remainder will be recognized in the first quarter of 2016 as the facility continues to operate) and the write down of inventory to net realizable value, approximately $35 million for asset retirement obligations and environmental remediation resulting from the decision to permanently close and demolish this facility and related infrastructure, approximately $35 million for layoff costs related to approximately 630 employees, and approximately $10 million for supplier contract termination costs. Of these charges, approximately $80 million will result in future cash outlays, including approximately $60 million in 2016.

Additional details will be provided in Alcoa’s Form 10-K for the year ended December 31, 2015. Also, it is possible that charges in addition to those described above may be recognized in future periods.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are furnished as exhibits to this report:

99.1	Transcript of Alcoa Inc. fourth quarter 2015 earnings call.

99.2	Slides presented during Alcoa Inc. fourth quarter 2015 earnings call.

Forward-Looking Statements

This communication contains statements that relate to future events and expectations, and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, supply/demand balances, and growth of the aerospace, automotive, and other end markets; statements regarding targeted financial results or operating performance; statements about Alcoa’s strategies, outlook, business and financial prospects, and the acceleration of Alcoa’s portfolio transformation; statements regarding the expected timing for completing, and the expected financial impact of, closures and curtailments; and statements regarding the separation transaction, including the future performance of Value-Add Company and Upstream Company if the separation is completed, the expected benefits of the separation, the expected timing of the Form 10 filing and the completion of the separation, and the expected qualification of the separation as a tax-free transaction. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) failure of the separation to qualify for the expected tax treatment; (d) the possibility that any third-party consents required in connection with the separation will not be received; (e) the impact of the separation on the businesses of Alcoa; (f) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on Alcoa’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (g) material adverse changes in aluminum industry conditions; (h) deterioration in global economic and financial market conditions generally; (i) unfavorable changes in the markets served by Alcoa; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) increases in energy costs; (l) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including executing on the Upstream business improvement plan, moving the Upstream Company’s alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues and improving margins in the Value-Add Company’s businesses) anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements (including, without limitation, advanced aluminum alloys, Alcoa Micromill, and other materials and processes), and other initiatives; (m) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, or expansions, or international joint ventures; (n) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products; (o) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (p) the impact of cyber attacks and potential information technology or data security breaches; (q) the potential failure to retain key employees while the separation transaction is pending or after it is completed; (r) the risk that increased debt levels, deterioration in debt protection metrics, contraction in liquidity, or other factors could adversely affect the targeted credit ratings for Value-Add Company or Upstream Company; (s) the inability to complete the closure, demolition and/or remediation activities relating to the Warrick smelter in the United States as planned or within the time periods anticipated, whether due to changes in regulations, technology or other factors; (t) changes in preliminary accounting estimates due to the significant judgments and assumptions required; and (u) the other risk factors discussed in Alcoa’s Form 10-K for the year ended December 31, 2014, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Audrey Strauss
Name:	Audrey Strauss
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: January 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Alcoa Inc. fourth quarter 2015 earnings call.

99.2	Slides presented during Alcoa Inc. fourth quarter 2015 earnings call.

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